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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 21, 2001

                            BREAKAWAY SOLUTIONS, INC.

             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


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
              DELAWARE                            000-27269                           04-3285165
       ---------------------                ----------------------              ----------------------
   (State or Other Jurisdiction             (Commission File Number)                (I.R.S. Employer
        of Incorporation)                                                        Identification No.)
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                           1000 RIVER ROAD, SUITE 400
                        CONSHOHOCKEN, PENNSYLVANIA 19428
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (610) 828-5800
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                         3 CLOCK TOWER PLACE, 4TH FLOOR
                          MAYNARD, MASSACHUSETTS 01754
                                -----------------
          (Former Name or Former Address, if Changed Since Last Report)


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                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         This Current Report on Form 8-K contains forward-looking statements which reflect the current judgment of Breakaway Solutions, Inc., a Delaware corporation (the "Company" or the "Registrant"), on certain issues relating to the recently announced delisting from the Nasdaq National Market of the Registrant's common stock, $0.000125 par value per share (the "Common Stock"). Because these statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially include: the reaction of market makers, investors and other participants in the public markets to the delisting of the Common Stock from the Nasdaq National Market; the timing of the filing of the Registrant's annual report on Form 10-K for the year ended December 31, 2000, quarterly report on Form 10-Q for the quarter ended March 31, 2001 and other required public reports; the Registrant's ability to raise additional capital; equity dilution; likely variation in the Registrant's quarterly revenues and operating results; the Registrant's ability to retain personnel and customers; the Registrant's ability to realize benefits from acquisitions and strategic alliances; the adoption and acceptance of application hosting services by collaborative enterprises; product acceptance and customer demand; competition; risks in conducting business outside the United States; and the other risks described under the heading "Factors that May Affect Future Results" in the Registrant's Annual Report on Form 10-K for the period ended December 31, 1999 and in the Registrant's Quarterly Report on Form 10-Q for the period ended September 30, 2000, on file with the Securities and Exchange Commission, which factors are incorporated herein by reference.

                                WEBSITE ADDRESSES

         The Registrant's website address is www.breakaway.com References in this Current Report on Form 8-K to www.breakaway.com, any variations thereof or any other uniform resource locator, or URL, are inactive textual references only. The information on our website or at any other URL is not incorporated by reference into this Current Report on Form 8-K and shall not be considered to be a part of this document.

ITEM 5. OTHER EVENTS

         The Company is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as EXHIBIT 99.1 hereto the Company's press release dated June 21, 2000 announcing that the Common Stock has been delisted from the Nasdaq National Market.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

            Not applicable.

        (b) PRO FORMA FINANCIAL INFORMATION

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            Not applicable.


        (c) EXHIBITS

            The exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such exhibits, which Exhibit Index is incorporated herein by reference.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BREAKAWAY SOLUTIONS, INC.


Date: June 26, 2001                         By: /s/ WILLIAM LOFTUS
                                               ---------------------------------
                                               William Loftus
                                               President and
                                               Chief Executive Officer


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                                  EXHIBIT INDEX



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
    EXHIBIT NO.       DESCRIPTION
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
        99.1          Press Release of the Registrant dated June 21, 2001
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